UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2004

ISTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31255	33-0511729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15295 Alton Parkway, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 788-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As provided in this Form 8-K/A, the Registrant hereby amends and restates its Report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 18, 2004 to include under Item 9.01 as Exhibit 10.1 the License Agreement, dated November 17, 2004, by and between ISTA Pharmaceuticals, Inc. and Senju Pharmaceuticals Co., Ltd.

Item 1.01 Entry into a Material Definitive Agreement.

On November 17, 2004, ISTA Pharmaceuticals, Inc., a Delaware corporation (“ISTA”) and Senju Pharmaceuticals Co., Ltd. (“Senju”) entered into a License Agreement pursuant to which Senju has granted to ISTA certain exclusive rights in the United States to Senju’s ecabet sodium product for the treatment of dry eye syndrome. ISTA will pay Senju non-refundable upfront and milestone payments of up to $3.0 million and royalties on product sales. ISTA is responsible, at its expense, for completing all U.S. development activities for the product, including clinical trials and the preparation and submission of the New Drug Application to the U.S. Food and Drug Administration, or FDA. ISTA is also responsible for manufacturing, and if the product is approved, marketing and selling the product in the U.S. Senju has previously licensed to ISTA certain exclusive rights in the U.S. to Istalol™ (0.5% timolol maleate ophthalmic solution) for the treatment of glaucoma and Xibrom™ (0.1% bromfenac sodium ophthalmic solution) for the treatment of ocular inflammation, eye pain and photophobia. A copy of ISTA’s press release announcing its license of Senju’s ecabet sodium product was previously filed as Exhibit 99.1 to the Form 8-K filed by ISTA on November 18, 2004. A copy of the License Agreement is filed as Exhibit 10.1 to this Form 8-K/A.

Neither the filing of any press release as an exhibit to this Current Report on Form 8-K/A nor the inclusion in such press release of a reference to ISTA’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report on Form 8-K/A. The information available at ISTA’s Internet address is not part of this Current Report on Form 8-K/A or any other report filed by ISTA with the U.S. Securities and Exchange Commission.

Any statements contained in this Form 8-K/A that refer to future events or other non-historical matters are forward-looking statements. ISTA disclaims any intent or obligation to update any forward-looking statements. Such statements are based on ISTA’s expectations as of the date hereof and are subject to risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ from current expectations include, among others, such risks and uncertainties as detailed from time to time in ISTA’s public filings with the U.S. Securities and Exchange Commission, including but not limited to ISTA’s Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2004, June 30, 2004 and September 30, 2004.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
10.1*	License Agreement, dated November 17, 2004, by and between ISTA Pharmaceuticals, Inc. and Senju Pharmaceuticals Co., Ltd.

99.1**	Press Release, dated November 18, 2004.

*	Confidential treatment has been requested for portions of this exhibit; the omitted material has been separately filed with the Securities and Exchange Commission.
**	Previously filed.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISTA PHARMACEUTICALS, INC.

December 28, 2004	By:	/s/ Vicente Anido, Jr., Ph.D.
Vicente Anido, Jr., Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1*	License Agreement, dated November 17, 2004, by and between ISTA Pharmaceuticals, Inc. and Senju Pharmaceuticals Co., Ltd.

99.1**	Press Release, dated November 18, 2004.

*	Confidential treatment has been requested for portions of this exhibit; the omitted material has been separately filed with the Securities and Exchange Commission.
**	Previously filed.